Exhibit 10.6

Certain confidential portions of this exhibit were omitted by means of marking such portions with brackets and asterisks because the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed, or constituted personally identifiable information that is not material.

Power of Attorney

I, [***], a citizen of the PRC (ID no.: [***]), hold [***]% equity interest in Beijing Ke Lu Internet Technology Co., Ltd. (“Beijing Ke Lu”) as of the date of signing this Power of Attorney. With respect to my current and future equity interest in Beijing Ke Lu (the “Equity Interest”), I hereby irrevocably authorize Shanghai Ke Lu Internet Technology Co., Ltd. (the “WFOE”) to exercise the following rights during the term of this Power of Attorney:

The WFOE is authorized to act as my sole and exclusive representative, fully representing me in matters concerning the Equity Interest and exercising the following rights, including but not limited to: 1) attend general meetings of Beijing Ke Lu; 2) exercise all shareholder rights and voting rights granted to me under applicable laws and the Articles of Association of Beijing Ke Lu, including but not limited to the sale, transfer, pledge, or disposal of all or any portion of the Equity Interest; and 3) as my authorized representative, designate and appoint the legal representatives, directors, supervisors, general manager, and other senior management personnel of Beijing Ke Lu.

The WFOE is authorized to sign on my behalf all documents that require my signature as specified in the Exclusive Purchase Option Agreement entered into between me, the WFOE and Beijing Ke Lu on [***], the Loan Contract entered into between me and the WFOE on [***], and the Equity Pledge Agreement entered into between me, the WFOE and Beijing Ke Lu on [***] (including any supplemental agreements, amendments, revisions or restatements to the aforementioned documents, collectively referred to as the “Transaction Documents”), and to perform the Transaction Documents as scheduled. Exercising this right shall not impose any restrictions on this authorization.

All actions taken by the WFOE in relation to the Equity Interest shall be deemed to be my own actions, and all documents signed by the WFOE shall be deemed to be signed by me and would be acknowledged by me.

The WFOE is authorized to delegate the above matters to other individuals or entities without prior notification to or consent from me. Where required by PRC law, the WFOE shall designate a PRC citizen to exercise the aforementioned rights.

During my tenure as a shareholder of Beijing Ke Lu, this Power of Attorney shall remain irrevocable and in full effect, effective from the date of its execution.

During the term of this Power of Attorney, I hereby waive all rights pertaining to the Equity Interest that have been delegated to the WFOE through this Power of Attorney and shall no longer exercise such rights independently.

This Power of Attorney is executed in Chinese.

[Signature Page of the Power of Attorney]

[***]

Signature:

Date: [***]

Receipt:

Shanghai Ke Lu Internet Technology Co., Ltd. (Company Seal)

Signature: /s/ Lin Zhaowei

Name: Lin Zhaowei

Position: Legal Representative

Date: [***]

Acknowledgement:

Beijing Ke Lu Internet Technology Co., Ltd. (Company Seal)

Signature: /s/ Lin Zhaowei

Name: Lin Zhaowei

Position: Legal Representative

Date: [***]